UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Amendment # 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2013

BASTA HOLDINGS, CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-185572 ------------------------------- (Commission File Number)	99-0367603 ------------------------------------- (IRS Employer Identification No.)

Basta Holdings, Corp.

Room 2105, Sino Life Tower, No. 707 Zhang Yang Rd. Pudong

Shanghai, China, 200120

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(Address of principal executive offices)

86-18721459159

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(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 12, 2013, Basta Holdings, Corp. (the “Registrant”) was informed by Ronald Chadwick, P.C.  (“Ronald Chadwick”) that it was resigning as the Registrant’s independent registered public accounting firm by the end of November 2013. On November 18, 2013, the Registrant retained Cutler & Co., LLC (“Cutler”) as its principal independent accountants. The decision to retain Cutler as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of Ronald Chadwick

Ronald Chadwick was the independent registered public accounting firm for the Registrant from November 19, 2012 until November 18, 2013. Ronald Chadwick’s reports on the Registrant’s financial statements for the years ended October 31, 2011 and 2012 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald Chadwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Ronald Chadwick served as the Registrant’s principal independent accountants.

However, the report of Ronald Chadwick dated December 6, 2012 on our financial statement for the fiscal years ended October 31, 2011 and 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Ronald Chadwick with a copy of this disclosure and has requested that Ronald Chadwick furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Ronald Chadwick addressed to the Securities and Exchange Commission dated November 22, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Cutler

Prior to November 18, 2013, the date that Cutler was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Cutler regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Cutler that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Cutler regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated November 22, 2013, from Ronald Chadwick, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASTA HOLDINGS, CORP.

By:

/s/ Chunfeng Lu

Name:

Chunfeng Lu

Title:

President, Chief Executive and Financial Officer

Date: November 22, 2013

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